Variable Annuities Issued by Minnesota Life

Supplement dated March 17, 2020, to the following Prospectuses dated May 1, 2019:

•  MultiOption® Variable Annuity — UMOA

A previous supplement, dated January 7, 2020, identified a transition in contact information and transaction availability for your contract. This supplement serves as notice that those previously communicated changes will no longer take effect. Therefore, the website, umnplans.securian.com, will continue to be available for transactions on and after March 21, 2020. In addition, you may continue to contact the University of Minnesota Plan Services Team for transaction and other assistance by calling 1-800-421-3334.

Please retain this supplement for future reference.

F94673 03-2020